BY-LAWS


                                       OF


                            USFREIGHTWAYS CORPORATION








                           AS ADOPTED AUGUST 17, 2000

                                     BY-LAWS

                                       of

                            USFreightways Corporation

                              Dated August 17, 2000

                                    ARTICLE I

                                     Offices

                  SECTION 1.1 Offices. USFreightways Corporation (the "Corporation") may have offices either within or without the State of Delaware. The registered office of the Corporation and the name of the registered agent of the Corporation are as is set forth in the Restated Certificate of Incorporation of the Corporation, or as may subsequently be or have been changed by resolution of the Board of Directors (the "Board").

                                   ARTICLE II

                            Meetings of Stockholders

                  SECTION 2.1. Annual Meetings. An annual meeting of the stockholders of the Corporation for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held on such date and at such time as the Board may from time to time determine, or, if not so designated, then at 10:00 a.m., on the third Tuesday in April in each year if not a legal holiday, and, if a legal holiday, at the same hour on the next succeeding work day, and at such place as shall be designated by the Board in the notice thereof.

                  At any annual meeting of stockholders, only such business shall be conducted as shall have been brought before the annual meeting (i) by or at the direction of the chairman of the meeting or (ii) by any stockholder who complies with the procedures set forth in this Section 2.1.


                  For business properly to be brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 30 days nor more than 60 days prior to the annual meeting; provided, however, that in the event that less than 40 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. To be in proper written form, a stockholder's notice to the Secretary shall set forth in writing as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such business. Notwithstanding anything in the By-laws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 2.1.


                  SECTION 2.2. Special Meetings.A special meeting of the stockholders for any purpose or purposes may be called at any time by the Board, or by any committee of the Board which has been duly designated by the Board and whose powers and authority, as expressly provided in a resolution of the Board, include the power to call such meetings, and such meeting shall be held on such date and at such place and hour as shall be designated in the notice thereof. Upon written request of any stockholder or stockholders holding in the aggregate one-fifth of the voting power of all stockholders delivered in person or sent by registered mail to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary of the Corporation, the Secretary shall call a special meeting of stockholders to be held at such time and place as the board my fix; provided, however, that no stockholder may request a Special Meeting pursuant to this Section 2.2 on more than two occasions during any twelve month period. Only such business as is specified in the notice of any special meeting of the stockholders shall come before such meeting.

                  SECTION 2.3. Notice of Meetings. Notice of each meeting of the stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder of record entitled to notice of, or to vote at, such meeting by delivering a typewritten or printed notice thereof to such stockholder personally or by depositing such notice in the United States mail, postage prepaid, directed to such stockholder at such person's address as it appears on the stock record of the Corporation. Every such notice shall state the place, date and hour of the meeting and, in the case of a special meeting is called. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after such meeting, and will be waived by any stockholder by such person's attendance thereat, in person or by proxy (unless such stockholder protests, prior to or at the commencement of the meeting, the lack of proper notice to such stockholder). Any stockholder waiving notice of a meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

                  SECTION 2.4. Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                  SECTION 2.5. Quorum and Manner of Acting. The presence in person or by proxy of stockholders holding of record a majority of the shares of stock of the Corporation entitled to be voted shall constitute a quorum for the transaction of business at any meeting of the stockholders. In the absence of a quorum at any such meeting or any adjournment or adjournments thereof, a majority in voting interest of those present in person or by proxy and entitled to vote, or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting, may adjourn such meeting from time to time in the manner provided in Section 2.4 until stockholders holding the amount of stock requisite for a quorum shall be present in person or by proxy. The absence from any meeting in person or by proxy of stockholders holding the number of shares of stock of the Corporation required for action upon any given matter which may properly come before the meeting if there shall be present there at, in person or by proxy of stockholders holding the number of shares of stock of the Corporation required for action upon any given matter shall be present there at, in person or by proxy, stockholders holding the number of shares of stock of the Corporation required in respect of such other matter. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.


                  SECTION 2.6. Organization of Meetings. At each meeting of the stockholders, one of the following shall act as chairman of the meeting and preside there at, in the following order of precedence:

                  (a) the Chairman of the Board, or, if such person is not present or if no person holds such office, any officer or director of the Corporation designated by the Board; or

                  (b) any officer or director of the Corporation designated by a majority in voting interest of the stockholders present in person or by proxy and entitled to vote there at.

                  The person whom the chairman of the meeting shall appoint, shall act as secretary of the meeting and keep the minutes thereof.

                  SECTION 2.7. Order of Business. The order of business at each meeting of the stockholders shall be determined by the chairman of the meeting, but such order of business may be changed by a majority in voting interest of those present in person or by proxy at such meeting and entitled to vote there at. The chairman of the meeting shall have the right and authority to prescribe such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof, and the opening and closing of the voting polls.

                  The chairman of any meeting shall, if the facts warrant, determine and declare to such meeting that business was not properly brought before the annual meeting in accordance with the provisions of Sections 2.1 or
2.2 hereof and, if such person should so determine, such person shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

                  SECTION 2.8. Voting. Each stockholder shall, at each meeting of the stockholders, be entitled to one vote in person or by proxy for each share of stock of the Corporation which has voting power on the matter in question held by such person and registered in such person's name on the stock record of the Corporation:

                  (a) on the date fixed  pursuant to the  provisions  of Section
8.6 of Article VIII of these By-laws as the record date for the determination of stockholders who shall be entitled to receive notice of and to vote at such meeting; or

                  (b) if no record date shall have been so fixed, then at the close of business on the day next preceding the day on which notice of the meeting shall be given or, if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held, or, if no record date for determining stockholders entitled to express consent to corporate action in writing without a meeting shall have been fixed, the day on which the first written consent is expressed.

                  Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Any vote of stock of the Corporation may be given at any meeting of the stockholders by the person entitled to vote the same in person or by proxy (who need not be a stockholder) appointed by an instrument in writing delivered to secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless such person shall in writing so notify the secretary of the meeting prior to voting of the proxy. Shares standing in the names of two or more persons shall be voted or represented in accordance with the determination of the majority of such persons, or, if only one of such persons is present in person or represented by proxy, such person shall have the right to vote such shares and such shares shall be deemed to be represented for the purpose of determining a quorum. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law, the Certificate of Incorporation or these By-laws, be decided by the vote which could be cast by the holders of all shares of stock entitled to vote thereon which are present in person or represented by proxy at the meeting. Unless otherwise required by law or directed by the chairman of the meeting, the vote at any meeting of the stockholders on any question need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by such person's proxy if there be such proxy, and shall state the number of shares voted.

                  SECTION 2.9. Consent in Lieu of Meeting. Anything herein to the contrary notwithstanding, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken at any annual or special meeting of such stockholders or may be taken without a meeting, without prior notice and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by stockholders who have not consented in writing and any certificate filed with respect to such matter shall state that such written notice has been given.

                  SECTION 2.10. List of Stockholders. It shall be the duty of the officer of the Corporation who shall have charge of the stock ledger of record, either directly or through another officer of the Corporation or agent thereof, to prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote there at, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting, either at the place where the meeting is to be held or at such other place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting. Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. The stock record shall be the only evidence as to who are the stockholders entitled to examine the stock record, such list or the books of the Corporation or to vote in person or by proxy at any meeting of the stockholders.

                  SECTION 2.11. Inspectors. Either the Board or, in the absence of a designation of inspectors by the Board, the chairman of the meeting may, in its or such person's discretion, appoint two or more inspectors, who need not be stockholders, who shall receive and take charge of ballots and proxies and decide all questions relating to the qualification of those asserting the right to vote and the validity of ballots and proxies. In the event of the failure or refusal to serve of any inspector designated by the Board, the chairman of the meeting shall appoint an inspector to act in place of each such inspector designated by the Board. In the absence of a designation of inspectors by the Board and the chairman of the meeting, the secretary of the meeting shall perform the duties which would otherwise have been performed by the inspectors.


                                   ARTICLE III

                               Board of Directors


                  SECTION 3.1. General Powers. The property, business, affairs and policies of the Corporation shall be manageD by or under the direction of the Board.

                  SECTION 3.2. Number and Term of Office.The Board shall consist of not less than three nor more than twenty-one directors. The exact number of directors shall be determined from time to time by a resolution or resolutions adopted by the affirmative vote of a majority of the total number of directors which the corporation would have if there were no vacancies (the "entire Board"). The directors shall be divided into three classes. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. If the classes of directors are not equal in number, the Board shall determine which class shall contain an unequal number of directors.

                  Upon, or as soon as practicable following, the filing of the Restated Certificate of Incorporation, the first class of directors shall be elected for a term to expire at the annual meeting next ensuing, the second class until the second annual meeting thereafter, and the third class until the third annual meeting thereafter. At each succeeding annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed in accordance with the terms of the Certificate of Incorporation and this Section 3.2, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to the director's prior death, resignation, disqualification or removal from office.

                  SECTION 3.3 Nomination and Election of Directors. Nominations of persons for election to the Board may be made at any annual meeting of stockholders by or at the direction of the Board or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who was a stockholder of record at the time of giving of notice provided for in this
Section  3.3 and who  complies  with the  notice  procedures  set  forth in this
Section 3.3. Any such nomination by a stockholder shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely notice for an annual meeting, a stockholder's notice shall be delivered to and received by the Secretary of the Corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided that, in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered and received not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting and the 10th day following the day on which a public announcement of the date of such meeting is first made. Notwithstanding anything in the foregoing sentence to the contrary, in the event that the number of directors to be elected to the Board is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 3.3 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive office of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

                  Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 3.3, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 3.3. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice shall be delivered to and received by the secretary of the Corporation at the principal executive offices of the Corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting and the 10th day following the day on which a public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

                  Any  stockholder's  notice delivered  pursuant to this Section
3.3 shall set forth in writing (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the number of shares of stock of the Corporation which are beneficially owned by such person, and (D) any other information relating to such person that is required to be disclosed in connection with the solicitation of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (the "Exchange Act") (including, without limitation, such person's written consent to being named in proxy statement as a nominee and to serving as a director if elected), and any other applicable laws or rules or regulations of any governmental authority or of any national securities exchange or similar body overseeing any trading market on which shares of the Corporation are traded; and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made (A) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (B) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

                  At the request of the Board, any person nominated by the Board for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3.3. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these By-Laws and in that event the defective nomination shall be disregarded. In addition to the provisions of this Section 3.3, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder, and any other applicable laws or rules or regulations of an governmental authority or any national securities exchange or similar body overseeing any trading market on which shares of the Corporation are traded, with respect to the matters set forth herein.

                  At each meeting of the stockholders for the election of directors, provided a quorum is present, the directors nominated in accordance with this Section 3.3 for election at such meeting shall be elected by a plurality of the votes validly cast in such election. Directors need not be stockholders of the Corporation or residents of the State of Delaware.


                  SECTION 3.4 Meetings. (a) Regular Meetings.Regular meetings of the Board or any committee thereof shall be held as the Board or such committee thereof shall from time to time determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be postponed until the next succeeding business day.

                  (b) Notice of Meetings. Special meetings of the Board, at which any and all business may be transacted, shall be held whenever called by the Chief Executive Officer, the President, the Chairman of the Board or a majority of the Board.

                  (c) Notice of Meetings. No notice of regular meetings of the Board or of any committee thereof or of any adjourned meeting thereof need be given. Notice shall be given to each special meeting of the Board or adjournment thereof, including the time and place thereof. Notice of each such meeting shall be mailed to each director, addressed to such person at such person's residence or usual place of business, at lease two days before the day on which such meeting is to be held, or shall be sent to such person at such place by facsimile, telegraph, cable, wireless or other form of recorded communication, or be delivered personally or by telephone not later than the day before the day on which such meeting is to be held, but notice need not be given to any director who shall attend meeting. A written waiver of notice, signed by the person entitled thereto, whether before or after the time of the meeting stated therein, shall be deemed equivalent to notice. The purposes of a meeting of the Board or any committee thereof need not be specified in the notice thereof.

                  (d) Time and Place of Meetings. Regular meetings of the Board or any committee thereof shall be held at such time or times and place or places as the Board or such committee may from time to time determine. Each special meeting of the Board or any committee thereof shall be held at such time and place as the caller or callers thereof may determine. In the absence of such a determination, each regular meeting or special meeting of the Board or any committee thereof shall be held at such time and place as shall be designated in the notices or waivers of notice thereof.

                  (e) Quorum and Manner of Acting. A majority of the directors then in office and a majority of the members of any committee shall be present in person at any meeting thereof in order to constitute a quorum for the transaction of business at such meeting and the vote of a majority of the directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or for an act to be the act of the Board or such committee. In the absence of a quorum, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present there at. Notice of any adjourned meeting need not be given.

                  (f) Organization of Meetings. At each meeting of the Board, the Chairman of the Board or, if such person is not present or if no person holds such office, any director chosen by a majority of the directors present there at shall act as chairman of the meeting and preside thereat. The person whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof. The order of business at each meeting of the Board shall be determined by the chairman of such meeting.

                  (g) Consent in Lieu of Meetings. Anything herein to the contrary notwithstanding, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or such committee, as the case may be, consent thereto in a writing or writings and such writing or writings are filed with the minutes of the proceedings of the Board or such committee.

                  (h) Action by Communications Equipment.The directors may participate in a meeting of the Board or any committee thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

                  SECTION 3.5. Compensation. Each director who is not also a salaried employee of the Company or any of its affiliates, in consideration of he or she serving as such, shall be entitled to receive from the Corporation such amount per annum and such fees for attendance at meetings of the Board or of any committee, or both, as the Board shall from to time determine. The Board may provide that the Corporation shall reimburse each director or member of a committee, including any director who is a salaried employee of the Company or any of its affiliates, for any expenses incurred by such person on account of such person's attendance at any such meeting.

                  SECTION 3.6. Resignation, Removal and Vacancies. Any director may resign at any time by giving written notice of such person's resignation to the Board. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, when accepted by the Board. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.

         Any director may be removed at any time for cause by vote of the holders of a majority in voting interest of shares then entitled to vote at an election of directors. The vacancy in the Board caused by any such removal may be filled by the stockholders at such meeting or as provided in the next paragraph of these By-laws.

                  In the case of any vacancy on the Board or in the case of any newly created directorship, a director to fill the vacancy or the newly created directorship for the unexpired portion of the term being filled may be elected by a majority of the directors of the Corporation then in office, though less than a quorum, or by a sole remaining director. The director elected to fill such vacancy shall hold office for the unexpired term in respect of which such vacancy occurred and until such person's successor shall be elected and shall qualify or until such person's earlier death or resignation or removal in the manner herein provided.

                                   ARTICLE IV

                                   Committees


                  SECTION 4.1. Number, Appointment, Term of Office. etc. The Board, by resolution or resolutions passed by a majority of the Board, may designate one or more committees, each committee to consist of one or more directors then in office. Each member of any such committee shall continue as such only so long as such person remains a director and may be removed at any time, with or without cause, by a majority of the Board. Any vacancy on any committee may be filled at any time by the vote of a majority of the Board.

                  In the absence or in case of the disqualification of a member or members of any such committee, the member or members of such committee present and not disqualified from voting at a meeting of such committee, whether or not such person or they constitute a quorum, may unanimously appoint another member of the Board to act at such meeting in place of any absent or disqualified member.

                  SECTION 4.2. Functions and Powers. Each committee shall have such functions and powers as the Board shall deem advisable and, subject to any limitations or restrictions which may be prescribed by resolution of the Board, if an Executive Committee is designated, it shall have and may exercise all the powers and authority of the Board in the management of the property, business, affairs and policies of the Corporation, including the power and authority to declare dividends and to authorize the issuance of stock of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that no committee shall have the power of authority to: approve amendments to the Certificate of Incorporation of the Corporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board as provided in Section 151(a) of the Delaware General Corporation Law, fix the designations and any of the preferences or rights of such shares or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series); adopt agreements of merger or consolidation; recommend to the stockholders the sale, lease or exchange of all or substantially all the property and assets of the Corporation; recommend to the stockholders the dissolution of the Corporation or the revocation of such a dissolution; or amend these By-laws.

                  SECTION 4.3. Rules. Subject to the provisions of these By-laws, each committee by resolution adopted by a majority of all the members thereof shall fix its rules of procedure.

                                    ARTICLE V

                                    Officers

                  SECTION 5.1. Election and Appointment and Term of Office. The Corporation shall have such officers with such titles as shall be stated in a resolution of the Board, and with such duties as shall be given them as hereinafter provided or as may otherwise be specifically given them by the Board, but such officers shall include at least (a) a Chairman of the Board or one or more Vice-Chairmen of the Board or a Chief Executive Officer or a President, or any or all the foregoing, and (b) a Secretary or one or more Assistant Secretaries or a Treasurer or one or more Assistant Treasurers, or any or all of the foregoing. One of such officers shall have the duty to record the proceedings of the meetings of stockholders and directors in a book to be kept for that purpose. Any number of offices may be held by the same person except that at least one person who holds an office referred to in clause (a) of the second preceding sentence shall not be the same as at least one person who holds any office referred to in clause (b) of the second preceding sentence.

                  SECTION 5.2. Resignation, Removal and Vacancies. Any officer may resign at any time by giving written notice of such person's resignation to the Board. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein when accepted by the Board. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.

                  Any officer, agent or employee elected or appointed by the Board may be removed, with or without cause, at any time by the Board. Any agent or employee appointed by an officer may be removed, with or without cause, at any time by such officer.

                  A vacancy in any office may be filled for the unexpired portion of the term in the same manner as provided in these By-laws for election or appointment to such office.

                  SECTION 5.3.      Duties and Functions.       If  any  of  the
following offices is created and a person appointed or elected thereto, and unless the Board otherwise provides, such offices and persons shall have the following duties and functions:

                  (a) Chairman. If a Chairman of the Board is appointed or elected, such person shall be a member of the Board, shall preside at meetings of the Board and of the stockholders at which such person shall be present, shall perform such duties as are incident to the office of the Chairman of the Board, and shall perform such other duties as may from time to time be prescribed by the Board.

                  (b) Vice-Chairman. If any Vice-Chairman or Vice-Chairmen of the Board are appointed or elected, they shall be members of the Board, shall perform such duties as are incident to the office of the Vice-Chairman of the Board, and shall perform such other duties as may from time to time be prescribed by the Board.

                  (c) Chairman of the Executive Committee. If a Chairman of the Executive Committee is appointed or elected, such person shall be a member of the Board, shall preside at meetings of the Executive Committee, shall when requested consult with and advise the other officers of the Corporation, and shall perform such other duties as may be agreed upon with them or as the Board or the Executive Committee may from time to time determine.

                  (d) Chief Executive Officer. If a Chief Executive Officer is appointed or elected, such person shall, subject to the control of the Board, have general charge and management of the property, business and affairs of the Corporation and shall have the direction of, and may assign duties to, all other officers (other than the Chairman and any Vice-Chairman, if either or both is appointed or elected), agents and employees.

                  (e) President.   If a President is  appointed  or elected,
such person shall have such powers and duties as shall be prescribed by the Chief Executive Officer, if one is appointed or elected, or the Board. The President shall report to the Chief Executive Officer.

                  (f) Chief Operating Officer. If any Chief Operating Officer is appointed or elected, such person shall have such powers and duties as shall be prescribed by the Chief Executive Officer or the President, if either or both is appointed or elected, or the Board.

                  (g) Chief Financial Officer. If any Chief Financial Officer is appointed or elected, such person shall perform all the powers and duties of the offices of the chief financial officer and chief accounting officer and in general shall have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall also perform such other duties as the Chief Executive Officer, the President or the Board may from time to time determine.

                  (h) Vice Presidents. If any Vice President or Vice Presidents are appointed or elected, they shall have such powers and duties as shall be prescribed by the Chief Executive Officer or the President, if either or both is appointed or elected, or the Board. Vice Presidents for this purpose shall include Senior, Executive, Assistant and all other categories or types of Vice Presidents.


                  (i) Secretary. If a Secretary is appointed or elected, such person shall attend and keep the records of all meetings of the stockholders and the Board in one or more books kept for that purpose, shall give or cause to be given due notice of all meetings in accordance with these By-laws and as required by law, shall notify the several officers of the Corporation of all action taken by the Board concerning matters relating to their duties, shall transmit to the proper officers copies of all contracts and resolutions approved by the Board or any committees of the Board, shall be custodian of the seal of the Corporation and of all contracts, deeds, documents and other corporate papers, records (except accounting records) and indicia of title to properties owned by the Corporation as shall not be committed to the custody of another officer by the Chief Executive Officer or the President, if either or both is appointed or elected, or the Board, shall affix or cause to be affixed the seal of the Corporation to instruments requiring the same when the same have been signed on behalf of the corporation by a duly authorized officer, shall perform all duties and have all powers incident to the office of Secretary, and shall perform such other duties as shall be assigned to such person by the Chief Executive Officer or the President, if either or both is appointed or elected, or the Board. One or more Assistant Secretaries may be appointed or elected, who shall perform all the duties and have all the powers of the Secretary in the absence of or in case of a failure to appoint or elect or when so delegated by the Secretary, and as the Chief Executive Officer or the President, if either or both is appointed or elected, or the Board may direct.

                  (j) Treasurer. If a Treasurer is appointed or elected, such person shall perform the duties incident to the office of Treasurer and such other duties as shall be assigned to such person by the Chief Executive Officer or the President, if either or both is appointed or elected, or the Board. One or more Assistant Treasurers may be appointed or elected who shall perform all the duties and have all the powers of the Treasurer in the absence of, or in the case of a failure to appoint or elect, or when so delegated by the Treasurer, and as the Chief Executive Officer or the President, if either or both is appointed or elected, or the Board may direct.

                  (k) Controller. If a Controller is appointed or elected, such person shall perform all the duties incident to the office of Controller and such other duties as may be assigned to such person by the Chief Executive Officer or the President, if either or both is appointed or elected., or the Board. One or more Assistant Controllers may be appointed or elected who shall perform all the duties and have all the powers of the Controller in the absence of, or in the case of a failure to appoint or elect, or when so delegated by, the Controller, and as the Chief Executive Officer or the President, if either of both is appointed or elected, or the Board may direct.

                                   ARTICLE VI

                      Waiver of Notices; Place of Meetings

                  SECTION 6.1. Waiver of Notices. Anything herein to the contrary notwithstanding, whenever notice is required to be given to any director or member of a committee or stockholder, a waiver thereof in writing, signed by the person entitled to such notice shall be deemed equivalent to notice, whether given before or after the time specified therein and, in the case of a waiver of notice of a meeting, whether or not such waiver specifies the purpose of or business to be transacted at such meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and does so object.

                  SECTION 6.2.   Place of Meetings.   Any meeting of the
stockholders, the Board or any committee may be held within or without the State of Delaware.

                                   ARTICLE VII

      Execution and Delivery of Documents; Deposits; Proxies; Books and Records


                  SECTION 7.1. Execution and Delivery of Documents; Delegation. The Board shall designate the officers, employees and agents of the Corporation who shall have power to execute and deliver deeds, contracts, mortgages, bonds, debentures, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation and may authorize such officers, employees and agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees or agents of the Corporation. Such delegation may be by resolution or otherwise and the authority granted shall be general or confined to specific matters, all as the Board may determine. In the absence of such designation referred to in the first sentence of such designation referred to in the first sentence of this Section, the officers of the Corporation shall have such power so referred to, to the extent incident to the normal performance of their duties.

                  SECTION 7.2. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board or any officer of the Corporation to whom power in that respect shall have been delegated by the Board shall select.

                  SECTION 7.3. Proxies in Respect of Stock or Other Securities of Other Corporations.Unless otherwise provided by the Board, any officer of the Corporation shall have the authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation, to vote or consent in respect of such stock or securities and to execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, such written proxies, powers of attorney or other instruments as such person may deem necessary or proper in order that the Corporation may exercise such powers and rights. Such officer may instruct any person or persons appointed as aforesaid as to the manner of exercising such powers and rights.

                  SECTION 7.4. Books and Records. The books and records of the Corporation may be kept at such places within or without the State of Delaware as the proper officers of the Corporation may from time to time determine.

                                  ARTICLE VIII

Certificates; Stock Record; Transfer and Registration; New Certificates;
                              Record Date, etc.


                  SECTION 8.1. Certificates for Stock. Every holder of stock of the Corporation shall be entitled to have a certificate certifying the number of shares owned by such person in the Corporation and designating the class of stock to which such shares belong, which shall otherwise be in such form as the Board shall prescribe. Each such certificate shall be signed by, or in the name of the Corporation by, the Chairman, a Vice-Chairman, the Chief Executive Officer, the President or a Vice President of the Corporation and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation. Any of or all such signatures may be facsimiles. In case any authorized officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer or authorized agent before such certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if such person were such officer or authorized agent on the date of issue. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled and a new certificate or certificates shall not be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except in cases provided for in Section 8.4 of this Article.

                  SECTION 8.2. Stock Record. A stock record in one or more counterparts shall be kept of the name of the person, firm or corporation owning the stock represented by each certificate for stock of the Corporation issued, the number of shares represented by each such certificate, the date of issue thereof and, in the case of cancellation, the date of cancellation. The person in whose name shares of stock stand on the stock record of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

                  SECTION 8.3. Transfer and Registration of Stock.
                  (a) Transfer. The transfer of stock and certificates of stock which represent the stock of the corporation shall be governed by
Article 8 of Subtitle I of Title 6 of the Delaware Code.

                  (b) Registration. Registration of transfers of shares of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by such person's attorney thereunto authorized by power of attorney duly executed and filed with an officer of the Corporation, and on the surrender of the certificate or certificates for such shares properly endorsed or accompanied by a stock power duly executed.

                  SECTION 8.4. New Certificates.(a) Lost, Stolen or Destroyed Certificates. Where a stock certificate has been lost, apparently destroyed or wrongfully taken, the issuance of a new stock certificate or the claims based on such certificate shall be governed by Article 8 of Subtitle I of Title 6 of the Delaware Code.

                  (b) Mutilated Certificates. Where the holder of any certificate for stock of the Corporation notifies the Corporation of the mutilation of such certificate within a reasonable time after such person has notice of it, the Corporation will issue a new certificate for stock in exchange for such mutilated certificate theretofore issued by it.

                  (c) Bond. The Board may, in its discretion, require the owner of the lost, stolen, destroyed or mutilated certificate to give the Corporation a bond in such sum, limited or unlimited, in such form and with such surety or sureties sufficed to indemnify the Corporation against any claim that may be made against it on account of the loss, theft, destruction or mutilation of any such certificate or the issuance of any such new certificate.

                  SECTION 8.5. Regulations. The Board may make such rules and regulations as it may deem expedient, concerning the issue, transfer and registration of certificates for stock of the Corporation.

                  SECTION 8.6. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is expressed; (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. A determination of stockholders entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

                                   ARTICLE IX

                                      Seal

                  SECTION 9.1. Seal. The Corporate seal shall consist of a die bearing the full name of the Corporation in the outer circle and the legend "Corporate Seal 1991 Delaware" in the inner circle. This seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                    ARTICLE X

                                   Fiscal Year

                  SECTION 10.1 Fiscal Year. The fiscal year of the Corporation shall end on the Saturday closest to December 31 in each year, or such other date as the Board determines.



                                   ARTICLE XI

                                   Amendments

                  SECTION 11.1. Amendments. These By-laws may be amended, altered or repealed by the vote of a majority of the Board, subject to the power of the holders of a majority of the outstanding stock of the Corporation entitled to vote in respect thereof, by their vote given at an annual meeting or at any special meeting, to amend, alter or repeal any By-law made by the Board.

                                   ARTICLE XII

                                 Subject to Law

                  SECTION 12.1.
Subject to Law. All provisions of these By-Laws are subject to requirements of applicable law and the Certificate of Incorporation of the Corporation.


                                  ARTICLE XIII

                                 Indemnification

                  SECTION 13.1. Power to Indemnify in Actions, Suits or Proceedings Other Than Those by or in the Right of the Corporation. Subject to
Section 13.3 of this Article XIII, the Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law, any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, or with respect to any criminal action or proceeding, that such person had reasonable cause to believe that such person's conduct was unlawful.

                  SECTION 13.2. Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Section 13.3 of this Article XIII, the Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law, any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to produce a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

                  SECTION 13.3. Authorization of Indemnification. Any indemnification under this Article XIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 13.1 or Section 13.2 of this Article XIII, as the case may be. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) by a committee of such directors designated by a majority vote of such directors even though less than a quorum, or (iii) if such a quorum is not obtainable, or, even if it is obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iv) by the stockholders. To the extent, however, that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case.

                  SECTION 13.4. Good Faith Defined. For purposes of any determination under Section 13.3 of this Article XIII, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person's conduct was unlawful, if such person's action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or the expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this Section 13.4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 13.4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Sections 13.1 or 13.2 of this Article XIII, as the case may be.

                  SECTION 13.5 Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 13.3 of this Article XIII, and notwithstanding the absence of any determination thereunder, any director, officer, employee or agent may apply to any court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Sections 13.1 and 13.2 of this Article XIII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standards of conduct set forth in Sections 13.1 or 13.2 of this Article XIII, as the case may be. Neither a contrary determination in the specific case under Section 13.3 of this Article XIII nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director, officer, employee or agent seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section
13.5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director, officer, employee or agent seeking indemnification shall also be entitled to be paid the expenses of prosecuting such application.

                  SECTION 13.6. Expenses Payable in Advance. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director, officer, employee or agent to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article XIII.

                  SECTION 13.7. Nonexclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by or granted pursuant to this Article XIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-Law, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in their official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 13.1 and 13.2 of this
Article  XIII  shall  be made  to the  fullest  extent  permitted  by  law.  The provisions of this Article XIII shall not be deemed to preclude the indemnification of any person who is not specified in Section 13.1 or 13.2 of this Article XIII but whom the Corporation has the power or obligation to indemnify under the provisions of the Delaware General Corporation Law, or otherwise.

                  SECTION 13.8. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the Delaware General Corporation Law or the provisions of this Article XIII.

                  SECTION  13.9.  Certain  Definitions.  For  purposes  of  this
Article XIII references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article XIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article XIII, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involved services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article XIII.

                  SECTION 13.10. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article XIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  SECTION 13.11. Limitation on Indemnification. Notwithstanding anything contained in this Article XIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 13.5 hereof), the Corporation shall not be obligated to indemnify any director, officer, employee or agent in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board.


                                   ARTICLE XIV

                              Interested Directors

                  SECTION 14.1. Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to such person's relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to such person's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.